UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East
Suite 700
Salt Lake City, Utah	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on October 30, 2023, Instructure Holdings, Inc. (the “Company”) entered into a Unit Purchase Agreement whereby a wholly-owned subsidiary of the Company proposes to acquire 100% of the equity interests of PCS Holdings, LLC.

In connection with the Company’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the acquisition and pay related fees in connection therewith, the Company expects to disclose certain information to certain existing and prospective lenders in a lender presentation. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference are excerpts of the lender presentation which should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements of the Company.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Excerpts from Lender Presentation, dated November 14, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 hereto, contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the consummation, expectations and benefits of the acquisition described above. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed acquisition and the possibility that various closing conditions for the proposed acquisition may not be satisfied or waived, and the ability to realize the benefits expected from the proposed acquisition. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the SEC. The Company’s SEC filings are available on the Investor Relations section of our website at https://ir.instructure.com and on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date: November 14, 2023	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer